Derivative Instruments	12 Months Ended
Dec. 31, 2012
Derivative Instruments [Abstract]
Derivative Instruments
Derivative Instruments

Risk Management Objective of Using Derivatives

In addition to operational risks which arise in the normal course of business, Piedmont is exposed to economic risks such as interest rate, liquidity, and credit risk. In certain situations, Piedmont has entered into derivative financial instruments such as interest rate swap agreements and other similar agreements to manage interest rate risk exposure arising from current or future variable rate debt transactions. Interest rate swap agreements involve the receipt of variable-rate amounts from a counterparty in exchange for Piedmont making fixed-rate payments over the life of the agreements without exchange of the underlying notional amount. Piedmont’s objective in using interest rate derivatives is to add stability to interest expense and to manage its exposure to interest rate movements.

Cash Flow Hedges of Interest Rate Risk

During the year ended December 31, 2012, Piedmont used four interest rate swap agreements to hedge the variable cash flows associated with its $300 Million Unsecured Term Loan. Additionally, during the year ended December 31, 2012, Piedmont entered into a forward starting swap with a total notional value of $70.0 million to hedge the risk of changes in the interest payments associated with the potential issuance of long-term debt over a maximum period of 134 months.

A detail of Piedmont’s interest rate derivatives outstanding as of December 31, 2012 is as follows:

Interest Rate Derivatives:	Notional Amount (in millions)	Effective Date	Maturity Date
Interest rate swap	$125	11/22/2011	11/22/2016
Interest rate swap	$75	11/22/2011	11/22/2016
Interest rate swap	$50	11/22/2011	11/22/2016
Interest rate swap	$50	11/22/2011	11/22/2016
Interest rate swap	$70	3/3/2014	3/3/2024
Total	$370

All of Piedmont's interest rate swap agreements outstanding for the periods presented were designated as cash flow hedges of interest rate risk. As such, the effective portion of the changes in the fair value of these derivatives was recorded in other comprehensive income ("OCI") and subsequently reclassified into the accompanying consolidated statements of income for the years ended December 31, 2012, 2011, and 2010, respectively, as follows (in thousands):

Derivative in Cash Flow Hedging Relationships (Interest Rate Swaps and Caps)	2012	2011	2010
Amount of loss recognized in OCI on derivatives	$7,656	$3,064	$1,529
Amount of previously recorded loss reclassified from accumulated OCI into interest expense	$(3,033)	$(1,218)	$(4,704)

Piedmont estimates that an additional $3.1 million will be reclassified from accumulated other comprehensive loss as an increase to interest expense over the next twelve months. No gain or loss was recognized related to hedge ineffectiveness or to amounts excluded from effectiveness testing on Piedmont’s cash flow hedges during the years ended December 31, 2012, 2011, or 2010.

Additionally, see Note 9 for fair value disclosures of Piedmont's derivative instruments.

Credit-risk-related Contingent Features

Piedmont has agreements with its derivative counterparties that contain a provision whereby if Piedmont defaults on any of its indebtedness, including default where repayment of the indebtedness has not been accelerated by the lender, then Piedmont could also be declared in default on its derivative obligation. If Piedmont breached any of the contractual provisions of the derivative contracts, it would be required to settle its obligations under the agreements at their termination value of the fair values plus accrued interest, or approximately $7.4 million.